Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

Regarding Shares of Common Stock of

The Korea Fund, Inc.

Tendered Pursuant to the Offer to Purchase

Dated April 26, 2017

The Offer and withdrawal rights will expire, and this Letter of Transmittal must be received

by 5:00 p.m., New York City Time, on May 23, 2017, unless the Offer is extended

Complete this Letter of Transmittal and Return by Mail or Fax to:

American Stock Transfer & Trust Company, LLC (the “Depositary”)

If delivering by mail: Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

By Facsimile Transmission:

(718) 234-5001

To Confirm Facsimile Only:

1-877-248-6417 or (718) 921-8317

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES SURRENDERED

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	(Please fill in. Attach separate schedule if needed.) Certificate No(s) Number of Shares TOTAL SHARES

☐	I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF THE KOREA FUND, INC. AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

THE UNDERSIGNED ALSO TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT PLAN, IF ANY. CHECK THIS BOX ☐ IF THERE ARE ANY SUCH SHARES.

☐	THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“THE CODE”).

A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER OF SHARES WHICH ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.

This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer to Purchase in accordance with its terms, a Letter of Transmittal properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, any other documents required by this Letter of Transmittal must be mailed or delivered to the Depositary at the address set forth above and must be received by the Depositary prior to 5:00 p.m., New York City Time, on May 23, 2017, or, if the Offer to Purchase is extended, the later date to which the expiration date has been extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 4 of the Offer to Purchase. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.

The boxes below are to be checked by eligible institutions only.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder (s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

DTC Participant Number (if delivered by book-entry transfer):

Ladies and Gentlemen:

The undersigned hereby tenders to The Korea Fund, Inc. (the “Fund”), a non-diversified, closed-end management investment company incorporated in Maryland, the shares of common stock of the Fund (“Shares”) for purchase by the Fund at a price equal to 98% of the net asset value (“NAV”) per Share as determined as of the close of the regular trading session of the New York Stock Exchange on the next day the NAV per Share is calculated after the offer expires, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 26, 2017, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase constitute the “Offer”). THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY THE FUND, IN ITS SOLE DISCRETION, TO NOT BE IN THE APPROPRIATE FORM.

Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer to Purchase (including, if the Offer to Purchase is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are being purchased pursuant to the Offer and hereby irrevocably constitutes and appoints American Stock Transfer & Trust Company LLC (“the Depositary”) as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present certificates for such Shares, if any, for cancellation and transfer on the Fund’s books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer to Purchase. The undersigned hereby warrants that the undersigned has full authority to sell, assign and transfer the Shares tendered hereby and that the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it.

The undersigned represents and warrants that (a) upon request, the undersigned will execute and deliver any additional documents that the Fund or the Depositary deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby, and (b) the undersigned has read and agrees to all of the terms and conditions of the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering shareholder’s instructions to tender pursuant to the terms and conditions of this Offer to Purchase in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees.

The names and addresses of the registered owners should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificates representing such Shares must be returned together with this Letter of Transmittal.

The undersigned recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Fund may amend, extend or terminate the Offer to Purchase or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that certificates for the Shares not purchased, if any, will be returned to the undersigned at its registered address unless otherwise indicated under the Special Delivery Instructions below. The undersigned recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.

The undersigned understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer to Purchase.

Payment of the purchase price for the Shares tendered by the undersigned will be made by check or by wire transfer of the funds to the account in which the undersigned holds its Shares, as described in the Offer to Purchase. For any check issued, the check for the purchase price of the tendered Shares purchased will be issued to the order of the undersigned and mailed to the address indicated, unless otherwise indicated below in the box entitled Special Payment Instructions or the box titled Special Delivery Instructions. The undersigned hereby represents and warrants that the undersigned understands that, upon a withdrawal of the cash payment for tendered Shares made by wire, the institution at which the account is held may subject such withdrawal to any fees that the institution would customarily assess upon the withdrawal of cash from such account. The Fund will not pay interest on the purchase price under any circumstances.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price or submit the payment by wire transfer, as applicable, and/or return any Share certificates not accepted for payment in the names of the registered holders appearing above under “Description of Shares Surrendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check or submit the wire transfer, as applicable, for the purchase price for any Shares purchased and/or return any Share certificates not accepted for payment (and accompanying documents, as appropriate) to the addresses of the registered holders appearing under “Description of Shares Surrendered.” In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check or submit the wire transfer, as applicable, for the purchase price and/or return any Share certificates not accepted for payment in the name of, and deliver such check or submit such wire transfer and/or return any such Share certificates to, the persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if any certificate for Shares not purchased and/or the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.

Issue	☐ Check to:
☐ Certificate(s) to:

Name(s):

(Please Print)

Address(es):

(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if any certificate for Shares not purchased and/or the purchase price of

Shares accepted for payment is to be delivered to someone other than the registered owners, or to the registered owners at an address other than that shown above.

Issue	☐ Check to:
☐ Certificate(s) to:

Name(s):

(Please Print)

Address(es):

(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

STOCKHOLDERS SIGN HERE

(Please See Form W-9)

(Please Print Except for Signature)

(Signatures Exactly as Shares Are Registered)

(Signatures of Stockholder(s))

Dated:             , 2017

Must be signed by registered owners exactly as Shares are registered. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the full title. Signature guarantees are required in certain circumstances. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.

(Names):

(Please Print Name(s) of Owner(s) Exactly as Shares Are Registered)

(Taxpayer Identification or Social Security Numbers):

Daytime Telephone Number, including Area Code:

Guarantee of Signatures

(Please Print Except for Signature) Authorized Signature

Name:

Title:

Name of Firm:

Address:

(Include Zip Code	)

Telephone Number, including Area Code:

Dated:             , 2017

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Purchase

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holders of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Shares), unless such holders have completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” included in this Letter of Transmittal, or (b) the Shares are tendered for the account of a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or by a commercial bank or trust company having an office, branch or agency in the United States (each an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 4 of the Offer to Purchase.

THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, AND ANY PROCESSING FEE IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a copy or facsimile hereof) properly completed and bearing original signatures and the original of any required signature guarantees, any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer to Purchase.

The Fund will not accept any alternative, conditional or contingent tenders. All tendering shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or a copy or facsimile hereof), waive any right to receive any notice of the acceptance of their tender.

3. Lost Certificates. In the event that any shareholder of The Korea Fund, Inc. is unable to deliver to the Depositary certificates representing his, her or its shares of The Korea Fund, Inc. due to the loss or destruction of such certificates, such fact should be indicated on the face of this Letter of Transmittal. In such case, the shareholder should also contact the Fund’s transfer agent to report the lost securities. The transfer agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed certificates (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed The Korea Fund, Inc. certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the transfer agent.

4. Inadequate Space. If the space provided in any of the boxes to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

5. Proration. The Fund is offering to purchase 653,807 Shares. If shareholders tender (and do not withdraw) more than 653,807 Shares for purchase by the Fund, the Fund will purchase duly tendered Shares from participating shareholders on a pro rata basis, disregarding fractions, based upon the number of Shares each shareholder tenders for purchase and does not timely withdraw, unless the Fund determines not to purchase any

Shares. The Fund does not intend to increase the number of Shares that it is offering to purchase, even if shareholders tender more than the maximum number of Shares to be purchased by the Fund in the Offer to Purchase.

6. Signatures on Letter of Transmittal, Authorizations and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificates for the Shares tendered without alteration, enlargement or any change whatsoever.

(b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any of the tendered Shares are registered in different names on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

(d) If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.

(e) If this Letter of Transmittal is signed by the registered holders of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in the name of, a person other than the registered holders. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

(f) If this Letter of Transmittal is signed by a person other than the registered holders of the certificates listed thereon, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names of the registered holders appear on the certificates for the Shares involved. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

(g) Attribution under Section 318 of the Internal Revenue Code of 1986 (the “Code”) can cause shares of common stock of the Fund held by your family members, or held by an entity such as a trust, estate, partnership or corporation in which you have an interest, to be considered as owned by you. The attribution rules under Section 318 of the Code are complex. Please consult your tax advisor for details.

7. Special Payment and Delivery Instructions. If certificates for unpurchased Shares and/or payment is to be issued in the name of a person other than the registered owners or if such certificates and/or payment is to be sent to someone other than the registered owners or to the registered owners at a different address, the captioned boxes “Special Payment Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal must be completed.

8. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer to Purchase or any defect in any tender, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of the Offer to Purchase (including these instructions) shall be final and binding. By tendering Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

NONE OF THE FUND, ITS BOARD OF DIRECTORS, THE FUND’S INVESTMENT ADVISER, THE DEPOSITARY OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY

DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

9. Procedures for Participants in the Dividend Reinvestment Plan. Holders of Shares acquired through the Fund’s dividend reinvestment plan may tender such Shares by completing the appropriate section of this Letter of Transmittal. If a shareholder tenders Shares acquired through the dividend reinvestment plan, all such Shares credited to such shareholder’s account(s) will be tendered, unless the shareholder otherwise specifies in this Letter of Transmittal. If a shareholder does not complete the section of this Letter of Transmittal to tender shares acquired through the dividend reinvestment plan, no Shares acquired by that shareholder through the dividend reinvestment plan will be deemed to have been tendered.

10. Questions and Requests for Assistance and Additional Copies. Questions, requests for assistance and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to AST Fund Solutions, LLC (the “Information Agent” as well as the Depositary) by telephoning 1-800-290-6427. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

11. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended, and Rule 14e-4 promulgated thereunder, make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person’s own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a “net long position” equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer to Purchase within the period specified in the Offer to Purchase, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer to Purchase, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund within the period specified in the offer. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering shareholder and the Fund upon the terms and subject to the conditions of the Offer to Purchase, including the tendering shareholder’s representation that the shareholder has a “net long position” in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.

12. Backup Withholding Tax. Under the U.S. federal income tax laws, the Depositary may be required to apply back up withholding against the amount of any reportable payment made to certain holders pursuant to the Offer to Purchase. In order to avoid such backup withholding tax, each tendering U.S. shareholder who has not already submitted a correct, completed and signed Form W-9 to the Fund should provide the Depositary with the shareholder’s correct taxpayer identification number (“TIN”) by completing a Form W-9. The Form W-9 and instructions can be found on the Internal Revenue Service website at: www.irs.gov/pub/irs-pdf/fw9.pdf. In general, if a U.S. shareholder is an individual, the TIN is the individual’s Social Security number. If the Depositary is not provided with the correct TIN, the U.S. shareholder may be subject to a penalty imposed by the Internal Revenue Service. If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future and payment of the purchase price of Shares is made within 60 days of the receipt by the Depositary of the Form W-9, the Depositary is not required to withhold any backup withholding tax from the payment. Certain U.S. shareholders are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Form W-9 to avoid the possible erroneous imposition of a backup withholding tax.

In order for a non-U.S. shareholder to avoid the backup withholding tax, the non-U.S. shareholder must submit a Form W-8BEN, a Form W-8BEN-E or other appropriate form, or otherwise establish an exemption from such withholding. The Form W-8BEN and instructions can be found on the Internal Revenue Service website at: www.irs.gov/pub/irs-pdf/iw8ben.pdf. The Form W-8BEN-E and instructions can be found on the Internal Revenue Service website at: https://www.irs.gov/pub/irs-pdf/iw8bene.pdf. Even if a non-U.S. shareholder establishes an exemption from backup withholding, payments made to a non-U.S. shareholder may be subject to U.S. federal income tax withholding at a rate of 30% (or such lower rate as may be applicable under a tax treaty). See Section 13 of the Offer to Purchase.

Backup withholding tax is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding tax will be reduced by the amount of tax withheld. If back up withholding results in an overpayment of taxes, the shareholder may claim a refund from the Internal Revenue Service. All shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Offer to Purchase.

The tax information set forth above is included for general information only and may not be applicable to the situations of certain taxpayers.

FAILURE TO COMPLETE THE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY OR FACSIMILE HEREOF) PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S), SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM) AND OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION OF THE OFFER TO PURCHASE.

PAYER’S NAME:    American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:

☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation

☐ Partnership ☐ Trust/estate ☐ Limited Liability
Company:

☐ Other (please specify)

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”: C = C Corporation S = S Corporation P=Partnership
Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                          DATE

NAME

ADDRESS

CITY                          STATE                      ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.